Exhibit 10.54

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

AMENDATORY AGREEMENT (this “Amendment”), dated as of April 13, 2012, by and between VORNADO REALTY TRUST, a Maryland real estate investment trust (the “Company”), and MICHAEL D. FASCITELLI (the “Executive”).

WHEREAS, the Company and Executive entered into an Employment Agreement dated as of March 8, 2002 to set forth the terms of the Executive’s employment by the Company (which amended and restated in its entirety a December 2, 1996 employment agreement between Executive and the Company) and which was subsequently amended on October 31, 2002 and December 29, 2008 (as previously amended, the “Existing Employment Agreement”); and

WHEREAS, the Company and the Executive desire to amend the Existing Employment Agreement as provided in this Amendment;

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the Company and Executive mutually agree as follows:

1.                  Section 6(d) of the Existing Employment Agreement is hereby amended by deleting clause (xi) thereof in its entirety and replacing it with “[Intentionally left blank].”

2.                  Notwithstanding the terms of any award agreements between the Company and the Executive with respect to awards granted to Executive prior to January 1, 2012 under the Company’s 2006 Omnibus Share Plan, as amended, or the Company’s 2010 Omnibus Share Plan that make reference to the definition of “Good Reason” in an employee’s employment agreement, the definition of “Good Reason” in effect under the Existing Employment Agreement prior to the date hereof will continue to be used for such prior award agreements.

3.                  The defined term “Agreement” will mean the Existing Employment Agreement as amended by this Amendment and as it may be further amended or modified from time to time.

4.                  Except as amended herein, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                                            VORNADO REALTY TRUST

                                                            By: /s/ Alan J. Rice_________

                                                                   Name:  Alan J. Rice

                                                                   Title:    Senior Vice President

                                                            /s/ Michael D. Fascitelli_____

                                                            Michael D. Fascitelli